Exhibit 99

NEWS

ANADARKO ANNOUNCES 2019 FIRST-QUARTER RESULTS

HOUSTON, April 25, 2019 – Anadarko Petroleum Corporation (NYSE: APC) today announced 2019 first‑quarter results, reporting a net loss attributable to common stockholders of $15 million, or $0.03 per share (diluted). These results include certain items typically excluded by the investment community in published estimates. In total, these items decreased net income by $274 million, or $0.56 per share (diluted), on an after-tax basis.(1)
Anadarko generated $1.129 billion of cash flow from operations during the quarter, while capital expenditures totaled $1.030 billion, excluding Western Midstream Partners, LP (NYSE: WES). Additionally, the company reported discretionary cash flow from operations of $1.541 billion(2) and adjusted free cash flow of $381 million(2) for the quarter.

FIRST-QUARTER 2019 HIGHLIGHTS
Anadarko’s first-quarter 2019 sales volume of oil, natural gas and natural gas liquids (NGLs) totaled 64 million barrels of oil equivalent (BOE), or an average of 715,000 BOE per day, which included 412,000 barrels of oil per day (BOPD).
Anadarko’s U.S. onshore assets averaged sales volume of 465,000 BOE per day during the first quarter of 2019, which included 195,000 BOPD. Anadarko’s Gulf of Mexico averaged a record 166,000 BOE per day in the quarter, which included 138,000 BOPD. Internationally, the company averaged 84,000 BOE per day during the first quarter, which included 79,000 BOPD.
The company also continued to make significant progress with its Mozambique LNG project, announcing Sale and Purchase Agreements (SPAs) now totaling more than 9.5 million tonnes per annum (MTPA), with two additional SPAs in the final stages of execution that, if executed, would bring the total volume to more than 11 MTPA. During the quarter, the project also was designated as the first mover by the Government of Mozambique for the marine facilities to support the onshore LNG industry in Mozambique. The company remains positioned to take a final investment decision (FID) during the first half of this year.

FINANCIAL DATA
Nine pages of summary financial data follow, including current hedge positions and a reconciliation of “divestiture-adjusted” or “same-store” sales.

(1)	See the accompanying table for details of certain items affecting comparability.

(2)
See the accompanying table for a reconciliation of GAAP to non-GAAP financial measures and a statement indicating why management believes the non-GAAP financial measures provide useful information for investors.

Anadarko Petroleum Corporation’s mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world’s health and welfare. As of year-end 2018, the company had 1.47 billion barrels-equivalent of proved reserves, making it one of the world’s largest independent exploration and production companies. For more information about Anadarko and APC Flash Feed updates, please visit www.anadarko.com.

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release, including Anadarko’s ability to successfully plan, secure additional government and partner approvals, enter into the additional long-term sales contracts identified in this release, take FID and the timing thereof, finance, build, and operate the necessary infrastructure and LNG park in Mozambique. See “Risk Factors” in the company’s 2018 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other public filings and press releases. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.

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Anadarko Contacts

INVESTORS:
Mike Pearl, mike.pearl@anadarko.com, 832.636.3271
Kyle Deakins, kyle.deakins@anadarko.com, 832.636.2354
Jon VandenBrand, jon.vandenbrand@anadarko.com, 832.636.1007

MEDIA:
John Christiansen, john.christiansen@anadarko.com, 832.636.8736
Stephanie Moreland, stephanie.moreland@anadarko.com, 832.636.2912

Anadarko Petroleum Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures

Below are reconciliations of certain GAAP to non-GAAP financial measures, each as required under Regulation G of the Securities Exchange Act of 1934. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. The non-GAAP financial information presented may be determined or calculated differently by other companies and may not be comparable to similarly titled measures.

Management uses adjusted net income (loss) to evaluate operating and financial performance and believes the measure is useful to investors because it eliminates the impact of certain noncash and/or other items that management does not consider to be indicative of the Company’s performance from period to period. Management also believes this non-GAAP measure is useful to investors to evaluate and compare the Company’s operating and financial performance across periods, as well as facilitating comparisons to others in the Company’s industry.

	Quarter Ended March 31, 2019
	Before	After	Per Share
millions except per-share amounts	Tax	Tax	(diluted)
Net income (loss) attributable to common stockholders (GAAP)		$(15)	$(0.03)
Adjustments for certain items affecting comparability
Total gains (losses) on derivatives, net, less net cash from settlement of commodity derivatives (after noncontrolling interest)*	$(300)	(232)	(0.47)
Gains (losses) on divestitures, net	(5)	(4)	(0.01)
Contingency accruals	(9)	(7)	(0.01)
Reorganization-related charges	(19)	(15)	(0.04)
Change in uncertain tax positions		(16)	(0.03)
Certain items affecting comparability	$(333)	(274)	(0.56)
Adjusted net income (loss) (Non-GAAP)		$259	$0.53

*
Includes $(155) million related to commodity derivatives, $(148) million related to interest-rate derivatives (after noncontrolling interest) and $3 million related to gathering, processing, and marketing sales.

	Quarter Ended March 31, 2018
	Before	After	Per Share
millions except per-share amounts	Tax	Tax	(diluted)
Net income (loss) attributable to common stockholders (GAAP)		$121	$0.22
Adjustments for certain items affecting comparability
Total gains (losses) on derivatives, net, less net cash from settlement of commodity derivatives*	$27	21	0.04
Gains (losses) on divestitures, net	(24)	(17)	(0.03)
Impairments
Producing properties	(19)	(15)	(0.03)
Exploration assets	(53)	(41)	(0.08)
Contingency accruals	(132)	(101)	(0.19)
Change in uncertain tax positions		(5)	(0.01)
Certain items affecting comparability	$(201)	(158)	(0.30)
Adjusted net income (loss) (Non-GAAP)		$279	$0.52

*	Includes $(94) million related to commodity derivatives, $127 million related to interest-rate derivatives, and $(6) million related to gathering, processing, and marketing sales.

Anadarko Petroleum Corporation
Reconciliation of GAAP to Non-GAAP Measures

Management believes that the presentation of Adjusted EBITDAX (Margin) provides information useful in assessing the Company’s operating and financial performance across periods.

	Quarter Ended March 31,
millions	2019	2018
Net income (loss) attributable to common stockholders (GAAP)	$(15)	$121
Interest expense	253	228
Income tax expense (benefit)	166	126
Depreciation, depletion, and amortization	1,081	990
Exploration expense*	49	168
(Gains) losses on divestitures, net	5	24
Impairments	—	19
Total (gains) losses on derivatives, net, less net cash from settlement of commodity derivatives	316	(27)
Reorganization-related charges	18	—
Consolidated Adjusted EBITDAX (Margin) (Non-GAAP)	$1,873	$1,649
Total barrels of oil equivalent (MMBOE)	64	58
Consolidated Adjusted EBITDAX (Margin) per BOE	$29.27	$28.43
* Includes reorganization-related charges of $1 million for the three months ended March 31, 2019.

Management uses net debt to determine the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt in the capitalization ratio is useful to investors in determining the Company’s leverage since the Company could choose to use its cash and cash equivalents to retire debt. In addition, management believes that presenting Anadarko’s net debt excluding WES is useful because WES is a separate public company with its own capital structure.

	March 31, 2019
			Anadarko
	Anadarko	WES*	excluding
millions	Consolidated	Consolidated	WES
Total debt (GAAP)	$17,924	$7,208	$10,716
Less cash and cash equivalents	2,026	100	1,926
Net debt (Non-GAAP)	$15,898	$7,108	$8,790

			Anadarko
		Anadarko	excluding
millions		Consolidated	WES
Net debt		$15,898	$8,790
Total equity		10,533	8,928
Adjusted capitalization		$26,431	$17,718

Net debt to adjusted capitalization ratio	60%	50%

* Western Midstream Partners, LP (WES) is a publicly traded consolidated subsidiary of Anadarko.

Anadarko Petroleum Corporation
Reconciliation of GAAP to Non-GAAP Measures

Management uses Discretionary Cash Flow from Operations (DCF), Free Cash Flow (FCF), Adjusted DCF, and Adjusted FCF to determine the company’s ability to internally fund its capital expenditures and to service or incur additional debt. These measures eliminate the impact of certain items that management does not consider to be indicative of the Company’s performance from period to period. To assist in measuring the Company’s performance, management will also evaluate Anadarko on a deconsolidated basis, which excludes WES.

Discretionary Cash Flow from Operations and Free Cash Flow

	Quarter Ended
	March 31,
millions	2019	2018
Net cash provided by (used in) operating activities (GAAP)	$1,129	$1,430
Add back
Increase (decrease) in accounts receivable	39	(23)
(Increase) decrease in accounts payable and other current liabilities	294	(45)
Other items, net	79	40
Discretionary cash flow from operations (Non-GAAP)	$1,541	$1,402
Less
APC capital expenditures*	1,030	1,374
WES capital expenditures	266	330
Free cash flow (Non-GAAP)	$245	$(302)
* APC capital expenditures include $49 million at March 31, 2019, and $258 million at March 31, 2018, of midstream capitalized costs incurred by Anadarko prior to the contribution and sale of its midstream assets to WES.

Adjusted Discretionary Cash Flow from Operations and Adjusted Free Cash Flow

	Quarter Ended
	March 31,
millions	2019	2018
Net cash provided by (used in) operating activities (GAAP)	$1,129	$1,430
Adjusted by:
Increase (decrease) in accounts receivable	39	(23)
(Increase) decrease in accounts payable and other current liabilities	294	(45)
Other items, net	79	40
WES distributions to third parties	(130)	(118)
Adjusted discretionary cash flow from operations (Non-GAAP)	$1,411	$1,284
Less APC capital expenditures (excludes WES)*	1,030	1,374
Adjusted free cash flow (Non-GAAP)	$381	$(90)
* APC capital expenditures include $49 million at March 31, 2019, and $258 million at March 31, 2018, of midstream capitalized costs incurred by Anadarko prior to the contribution and sale of its midstream assets to WES.

Anadarko Petroleum Corporation
Cash Flow Information
(Unaudited)

	Quarter Ended
	March 31,
millions	2019	2018
Cash Flows from Operating Activities
Net income (loss)	$96	$174
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Depreciation, depletion, and amortization	1,081	990
Deferred income taxes	1	42
Dry hole expense and impairments of unproved properties	—	106
Impairments	—	19
(Gains) losses on divestitures, net	5	24
Total (gains) losses on derivatives, net	315	36
Operating portion of net cash received (paid) in settlement of derivative instruments	1	(63)
Other	42	74
Changes in assets and liabilities	(412)	28
Net Cash Provided by (Used in) Operating Activities	$1,129	$1,430
Net Cash Provided by (Used in) Investing Activities	$(1,528)	$(1,113)
Net Cash Provided by (Used in) Financing Activities	$1,129	$(1,507)

Anadarko Petroleum Corporation
(Unaudited)

	Quarter Ended
Summary Financial Information	March 31,
millions except per-share amounts	2019	2018
Consolidated Statements of Income
Revenues and Other
Oil sales	$2,096	$2,127
Natural-gas sales	320	247
Natural-gas liquids sales	240	292
Gathering, processing, and marketing sales	470	360
Gains (losses) on divestitures and other, net	92	19
Total	3,218	3,045
Costs and Expenses
Oil and gas operating	289	276
Oil and gas transportation	222	196
Exploration	49	168
Gathering, processing, and marketing	256	237
General and administrative	267	278
Depreciation, depletion, and amortization	1,081	990
Production, property, and other taxes	199	190
Impairments	—	19
Other operating expense	21	140
Total	2,384	2,494
Operating Income (Loss)	834	551
Other (Income) Expense
Interest expense	253	228
(Gains) losses on derivatives, net	313	35
Other (income) expense, net	6	(12)
Total	572	251
Income (Loss) Before Income Taxes	262	300
Income tax expense (benefit)	166	126
Net Income (Loss)	96	174
Net income (loss) attributable to noncontrolling interests	111	53
Net Income (Loss) Attributable to Common Stockholders	$(15)	$121
Per Common Share
Net income (loss) attributable to common stockholders—basic	$(0.03)	$0.23
Net income (loss) attributable to common stockholders—diluted	$(0.03)	$0.22
Average Number of Common Shares Outstanding—Basic	490	518
Average Number of Common Shares Outstanding—Diluted	490	519

Exploration Expense
Dry hole expense	$—	$53
Impairments of unproved properties	—	53
Geological and geophysical, exploration overhead, and other expense	49	62
Total	$49	$168

Anadarko Petroleum Corporation
(Unaudited)

	March 31,	December 31,
millions	2019	2018
Condensed Balance Sheets
Cash and cash equivalents	$2,026	$1,295
Accounts receivable, net of allowance	2,065	2,026
Other current assets	338	474
Net properties and equipment	28,936	28,615
Other assets	3,006	2,336
Goodwill and other intangible assets	5,622	5,630
Total Assets	$41,993	$40,376
Short-term debt - Anadarko*	21	919
Short-term debt - WES	2,000	28
Other current liabilities	3,728	3,711
Long-term debt - Anadarko*	10,695	10,683
Long-term debt - WES	5,208	4,787
Deferred income taxes	2,624	2,437
Asset retirement obligations	2,876	2,847
Other long-term liabilities	4,308	4,021
Common stock	57	57
Paid-in capital	13,057	12,393
Retained earnings	1,024	1,245
Treasury stock	(4,881)	(4,864)
Accumulated other comprehensive income (loss)	(329)	(335)
Total stockholders’ equity	8,928	8,496
Noncontrolling interests	1,605	2,447
Total Equity	10,533	10,943
Total Liabilities and Equity	$41,993	$40,376
Capitalization
Total debt	$17,924	$16,417
Total equity	10,533	10,943
Total	$28,457	$27,360

Capitalization Ratios
Total debt	63%	60%
Total equity	37%	40%

*	Excludes WES

Anadarko Petroleum Corporation
(Unaudited)

Sales Volume and Prices
	Average Daily Sales Volume			Sales Volume			Average Sales Price
	Oil	Natural Gas	NGLs	Oil	Natural Gas	NGLs	Oil	Natural Gas	NGLs
	MBbls/d	MMcf/d	MBbls/d	MMBbls	Bcf	MMBbls	Per Bbl	Per Mcf	Per Bbl
Quarter Ended March 31, 2019
United States	333	1,150	106	29	104	10	$55.14	$3.09	$23.54
Algeria	61	—	5	6	—	—	61.49	—	35.01
Other International	18	1	—	2	—	—	65.04	0.65	—
Total	412	1,151	111	37	104	10	$56.51	$3.09	$24.11

Quarter Ended March 31, 2018
United States	288	1,051	92	25	95	9	$62.58	$2.61	$33.24
Algeria	55	—	5	5	—	—	67.24	—	40.76
Other International	28	—	—	3	—	—	67.68	—	—
Total	371	1,051	97	33	95	9	$63.66	$2.61	$33.63

	Average Daily Sales Volume MBOE/d		Sales Volume MMBOE

Quarter Ended March 31, 2019	715		64
Quarter Ended March 31, 2018	643		58

Sales Revenue and Commodity Derivatives
	Sales			Net Cash Received (Paid) from Settlement of Commodity Derivatives
millions	Oil	Natural Gas	NGLs	Oil	Natural Gas	NGLs
Quarter Ended March 31, 2019
United States	$1,654	$320	$223	$6	$—	$—
Algeria	333	—	17	—	—	—
Other International	109	—	—	—	—	—
Total	$2,096	$320	$240	$6	$—	$—

Quarter Ended March 31, 2018
United States	$1,623	$247	$274	$(67)	$(1)	$—
Algeria	331	—	18	—	—	—
Other International	173	—	—	—	—	—
Total	$2,127	$247	$292	$(67)	$(1)	$—

Anadarko Petroleum Corporation
Commodity Hedge Positions
As of April 25, 2019

		Weighted Average Price per barrel
	Volume (MBbls/d)	Floor Sold	Floor Purchased	Ceiling Sold
Oil
Three-Way Collars
2019
WTI	57	$45.00	$55.00	$70.22
Brent	30	$50.00	$60.00	$78.22
	87

Interest-Rate Derivatives
As of April 25, 2019

Instrument	Notional Amt.	Reference Period	Mandatory Termination Date	Rate Paid	Rate Received
Anadarko
Swap	$550 Million	September 2016 - 2046	September 2020	6.418%	3M LIBOR
Swap	$250 Million	September 2016 - 2046	September 2022	6.809%	3M LIBOR
Swap	$100 Million	September 2017 - 2047	September 2020	6.891%	3M LIBOR
Swap	$250 Million	September 2017 - 2047	September 2021	6.570%	3M LIBOR
Swap	$450 Million	September 2017 - 2047	September 2023	6.445%	3M LIBOR
WES
Swap	$375 Million	December 2019 - 2024	December 2019	2.662%	3M LIBOR
Swap	$375 Million	December 2019 - 2029	December 2019	2.802%	3M LIBOR
Swap	$375 Million	December 2019 - 2049	December 2019	2.885%	3M LIBOR

Anadarko Petroleum Corporation
Reconciliation of Same-Store Sales

Average Daily Sales Volume
	Quarter Ended March 31, 2019				Quarter Ended March 31, 2018
	Oil MBbls/d	Natural Gas MMcf/d	NGLs MBbls/d	Total MBOE/d	Oil MBbls/d	Natural Gas MMcf/d	NGLs MBbls/d	Total MBOE/d
U.S. Onshore	195	1,051	94	465	156	969	83	400
Gulf of Mexico	138	97	12	166	126	78	9	148
International	79	1	5	84	83	—	5	88
Same-Store Sales	412	1,149	111	715	365	1,047	97	636
Divestitures*	—	2	—	—	6	4	—	7
Total	412	1,151	111	715	371	1,051	97	643

*	Includes Ram Powell and Alaska.